Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. September 2022 Aquestive Therapeutics H.C. Wainwright

Advancing medicines. Solving problems. Improving lives. ® Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement of Libervant™, AQST-109, and other product candidates through the regulatory and development pipeline; and business strategies, market opportunities, and other statements that are not historical facts. These forward- looking statements are subject to the uncertain impact of the COVID-19 global pandemic on our business including with respect to our clinical trials including site initiation, patient enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approvals of our product candidates; pharmaceutical ingredient and other raw materials supply chain, manufacture, and distribution; sale of and demand for our products; our liquidity and availability of capital resources; customer demand for our products and services; customers’ ability to pay for goods and services; and ongoing availability of an appropriate labor force and skilled professionals. Given these uncertainties, the Company is unable to provide assurance that operations can be maintained as planned prior to the COVID-19 pandemic. These forward-looking statements are based on our current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company's development work, including any delays or changes to the timing, cost and success of our product development activities and clinical trials and plans for AQST-109 and our other drug candidates; risk of delays in FDA approval of our drug candidate Libervant, AQST-109, and our other drug candidates or failure to receive approval; ability to address the concerns identified in the FDA’s Complete Response Letter dated September 25, 2020 regarding the New Drug Application for Libervant; risk of loss of our’ orphan drug approval and failure to obtain resulting drug exclusivity for our products; risk of our ability to demonstrate to the FDA “clinical superiority” within the meaning of the FDA regulations of Libervant relative to FDA-approved diazepam rectal gel and nasal spray products including by establishing a major contribution to patient care within the meaning of FDA regulations relative to the approved products as well as risks related to other potential pathways or positions which are or may in the future be advanced to the FDA to overcome the seven year orphan drug exclusivity granted by the FDA for the approved nasal spray product of a competitor in the U.S. and there can be no assurance that we will be successful; risk that a competitor obtains FDA orphan drug exclusivity for a product with the same active moiety as any of our other drug products for which we are seeking FDA approval and that such earlier approved competitor orphan drug blocks such other product candidates in the U.S. for seven years for the same indication; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks and regulatory limitations); risk of development of our sales and marketing capabilities; risk of legal costs associated with and the outcome of our patent litigation challenging third party at risk generic sale of our proprietary products; risk of sufficient capital and cash resources, including access to available debt and equity financing and revenues from operations, to satisfy all of our short-term and longer term cash requirements and other cash needs, at the times and in the amounts needed; risk of failure to satisfy all financial and other debt covenants and of any default thereof; short-term and long- term liquidity and cash requirements, cash funding and cash burn; risk related to government claims against Indivior for which we license, manufacture and sell Suboxone® and which accounts for the substantial part of our current operating revenues; risks related to the outsourcing of certain marketing and other operational and staff functions to third parties; risk of the rate and degree of market acceptance of our product and product candidates; the success of any competing products, including generics; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; the impact of existing and future legislation and regulatory provisions on product exclusivity; legislation or regulatory actions affecting pharmaceutical product pricing, reimbursement or access; claims and risks that may arise regarding the safety or efficacy of the Company's products and product candidates; risk of loss of significant customers; risks related to legal proceedings, including patent infringement, investigative and antitrust litigation matters and associated costs; changes in government laws and regulations; risk of product recalls and withdrawals; uncertainties related to general economic, political, business, industry, regulatory and market conditions and other unusual items; and other uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in our Annual Report on Form 10 K, in our Quarterly Reports on Form 10-Q, and in our Current Reports on Form 8-K filed with the Securities Exchange Commission (SEC). Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this press release whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. All other registered trademarks referenced herein are the property of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy the Company’s securities, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. 2 © 2022 Property of Aquestive Therapeutics, Inc.

Strategic Priorities

Proven track record of success	Near-term pipeline catalysts	Multiple cash-generating opportunities

• Technology-based pharmaceutical company
• 5 FDA-approved products
• 10+ years of product sales
• 200+ patents worldwide
  ◦ 23 filed patents covering AQST-109
  ◦ 19 patents covering Libervant™
	• AQST-109 epinephrine sublingual film
	  ◦ First and only sublingual film using a novel prodrug of Epinephrine
	  ◦ End-of-Phase 2 meeting with FDA planned in 4Q22 and to commence pivotal PK study shortly thereafter
	• Libervant™ (diazepam) buccal film*
	  ◦ Tentative FDA approval granted
	  ◦ Expected launch January 2027
		• Cash flow positive manufacturing business
		• Business performance and capital options support commercial operations and pipeline development





*Libervant™ Buccal Film (Diazepam) is an investigational drug being evaluated for use in children and adults with refractory seizures, who remain on stable regimens of antiepileptic drugs, to control bouts of increased seizure activity. The product profile, data from our trials, and related statements have not been approved by the FDA. Aquestive has received conditional acceptance of the use of this trade name, which is subject to final FDA review and acceptance.

3

© 2022 Property of Aquestive Therapeutics, Inc.

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. PharmFilm® Technology – Where You Need It, When You Need It™ 4 © 2022 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. Experienced Team Daniel Barber President, CEO and Director Peter Boyd SVP, Business Process & Information Technology Lori J. Braender General Counsel and Chief Compliance Officer Ken Marshall Chief Commercial Officer Mark Schobel Chief Innovation & Technology Officer Ernie Toth Chief Financial Officer 5 Cassie Jung Vice President, Operations and Product Management Steve Wargacki Vice President, Research and Development Ken Truitt Chief Medical Officer © 2022 Property of Aquestive Therapeutics, Inc.

Scientific Advisory Board with Allergy Expertise



David Bernstein, MD
University of Cincinnati



Carlos Camargo, MD
Harvard Medical School



David M. Fleischer, MD
Children's Hospital Colorado



David Golden, MD
Sinai Hospital, Baltimore



Matthew Greenhawt, MD
Children's Hospital Colorado



Ruchi Gupta, MD, MPH
Northwestern



Jay Lieberman, MD
University of Tennessee



John Oppenheimer, MD
UMDNJ - Rutgers

6
© 2022 Property of Aquestive Therapeutics, Inc.

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Product Portfolio

Proprietary growth drivers	Preclinical	Clinical	Filed	Marketed
SYMPAZAN® Oral Film (Clobazam) (Lennox-Gastaut syndrome)				FDA Approved 2018
LIBERVANT™ Buccal Film (Diazepam) (Refractory Seizures)			Tentative approval granted 8/30 Expected launch January 2027	
AQST-109-SF (Epinephrine) (Anaphylaxis)				
AQST-108-SF (Epinephrine) (Alternative Indications)				

Licensed commercial products	Preclinical	Clinical	Filed	Marketed
Suboxone® Sublingual Film (Buprenorphine/Naloxone) (Opioid Dependence)				FDA Approved 2010; EMA and TGA Approved
Exservan™ Oral Film (Riluzole) (Amyotrophic Lateral Sclerosis/ALS)				FDA Approved 2019
Kynmobi® Sublingual Film (Apomorphine HCl) (OFF Episodes of Parkinson's)				FDA Approved 2020
Zuplenz® Oral Film (Ondansetron) (Antiemetic)				FDA Approved 2010; ANVISA Approved
Azstarys® (serdexmethylphenidate and dexmethylphenidate) (Attention-Deficit Hyperactivity Disorder/ADHD)				FDA Approved 2021

7

© 2022 Property of Aquestive Therapeutics, Inc.

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. AQST-109: Commercial Opportunity 8

Advancing medicines. Solving problems. Improving lives. Anaphylaxis: A Serious Systemic Hypersensitivity Reaction That is Usually Rapid in Onset And May Be Fatal1 As many as 49 million people in the United States are at chronic risk for acute anaphylactic episodes2 Lifetime prevalence may be higher than 5%3 Direct costs of anaphylaxis have been estimated at $1.2 billion per year, with direct expenditures of $294 million for epinephrine, and indirect costs of $609 million4 52% of patients in a nationwide patient survey who had previously experienced anaphylaxis had never received an epinephrine auto-injector prescription3 60% of respondents in same patient survey did not have an epinephrine auto-injector currently available3 9 References: 1. Turner PJ, et al. World Allergy Org J. 2019;12100066 2. Fromer L. Am J Med. 2016; doi:10.1016/j.amjmed.2016.07.018 3. Wood RA, et al. J Allergy Clin Immunol. 2014;133:461-467. 4. Dunn et al., (2014). Anaphylaxis: A payor's Perspective on Epinephrine/ American Journal of Medicine. DOI: https://doi.org/10.1016/j.amjmed.2013.09.013 © 2022 Property of Aquestive Therapeutics, Inc.

AQST-109: Potential to Solve These Issues

First and only orally delivered epinephrine product candidate for the treatment of allergic reactions (type 1), including anaphylaxis, that would allow patients and their providers to:

Quickly deliver epinephrine to control emerging symptoms and prevent progression

Alleviate the fears associated with auto-injectors and self-injection, including needle phobia[1]

Prevent improper administration or suboptimal dosing, including associated adverse events such as injection site necrosis and/or infections[2]

Reduce the likelihood of noncompliance or delayed dosing because the sublingual film is small, portable, and can be administered quickly and easily[3]

References: 1. Mcleon & Rogers M. J Adv Nurs. 2019;75(1):30-42. **2.** Cardona V, et al. World Allergy Org J. 2020;13:13100472. **3.** Rachid et al., (2020): Pharmaceutics. 2018;10(1):24

10
© 2022 Property of Aquestive Therapeutics, Inc.

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. 11 How concerned are you with patients and/or their caregivers consistently having their auto-injector(s) with them when they leave home? Physician Research: Concerns About Patients Having EAI With Them at All Times 1% 4% 7% 25% 23% 24% 16% 0% 5% 10% 15% 20% 25% 30% Not at all concerned: 1 Somewhat concerned: 4 Extremely concerned: 7 88% at least somewhat concerned *Aquestive sponsored online survey; N=500 allergists, pediatricians, and PCPs; fielded 2018. Data on file. © 2022 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. 12 Patient Survey: Impact, Epinephrine On Hand 6% 94% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% False True I believe the smaller package would make it more likely for me to have the film with me when I need it (vs EAI): *Aquestive sponsored online; N=75 EAI patients, 75 caregivers; fielded February 2021. Data on file © 2022 Property of Aquestive Therapeutics, Inc.

AQST-109: Commercial Opportunity

PharmFilm® delivers market share within existing market

Aquestive allergy franchise delivers market expansion

Features/benefits customers are looking for in a new epinephrine delivery:

- Portability
- Usability
- Needle free
- Temperature tolerability*
- Waterproof/resistant*

Patient convenience

+

Medical advance

Expected opportunities to increase the customer base:

- Previously reluctant (e.g., needle-phobic or size-resistant) patients more readily adopt PharmFilm dosing
- Increased carry rates due to size, in turn, increase engagement with the brand and annual refill rates
- Given current lack of promotion in the market, Aquestive launch plans to re-engage HCPs, patients, and advocacy groups

*Target Product Profile

13
© 2022 Property of Aquestive Therapeutics, Inc.
Aquestive
Advancing medicines.
Solving problems.
Improving lives.

AQST-109: Potential Annual Peak Net Sales*

Low Case	Base Case	Upside Case
$250M	$500M	$750M+

Low Case
- No market expansion
- PharmFilm share ≤30%

Base Case
- Modest market expansion
- PharmFilm share = 30% - 50%

Upside Case
- Significant market expansion
- PharmFilm share ≥50%

*Potential revenues are internal estimates of peak year sales based on current information – peak year sales are assumed ~5 years post launch

14
© 2022 Property of Aquestive Therapeutics, Inc.
Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. AQST-109: Development Pathway 15

AQST-109: Critical Therapeutic Parameters

- **Is there sufficient drug absorption to bridge to efficacy?**
  - Maximum drug plasma concentrations (Cmax)
  - Systolic / diastolic blood pressure – change from baseline
  - Heart rate – change from baseline

– **Is drug absorption as fast as the standard of care in a non-clinical setting (EpiPen auto-injector)?**
  - Time to maximum drug plasma concentrations (Tmax)
  - Time to 100 pg/mL
  - Partial area under the curve (AUC) at identified time points

– **Is the therapeutic candidate safe?**
  - Treatment-emergent adverse events (TEAE's)
  - Serious adverse events (SAE's)
  - Administration site irritation

– **Is the therapeutic candidate effective under a variety of conditions?**
  - Administration after food
  - Administration under various pH levels
  - Potential impact of angioedema

16
© 2022 Property of Aquestive Therapeutics, Inc.

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. AQST-109: Part 3 of EPIPHAST Trial Demonstrates Rapid Absorption 17 • Tmax of 12 minutes vs. 50 minutes for IM • Higher AUC within clinically relevant periods of 10, 20 & 30 minutes compared to IM • Median time to reach 100 pg/mL (suggested as threshold for onset of hemodynamic effects) was 8 minutes vs. 10 minutes for IM © 2022 Property of Aquestive Therapeutics, Inc. Mean Baseline Adjusted Epinephrine Concentration over 3 hours Time (h) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 B as el in e A dj us te d E pi C on ce nt ra tio n (p g/ m L) 0 100 200 300 400 500 600 700 Epi 0.3 mg IM (R2) DESF 12 mg 4-min hold (T3.1)

AQST-109: Pharmacodynamic (PD) Values Compared Favorably to Epinephrine Auto-injectors in EPIPHAST Trial

- Administration of epinephrine is known to cause an increase in systolic blood pressure over time
- Quantifying the increase in systolic blood pressure after administration of epinephrine is an important measure in assessing the effectiveness of a delivery system
- AQST-109 demonstrated strong and predictable PD values across all measured parameters (systolic and diastolic blood pressure and heart rate)

Mean Change From Baseline Systolic Blood Pressure Over Time


Epi 0.3 mg IM (R2)
DESF 12 mg
Difference in systolic blood pressure (mmHg)
20
15
10
5
0
-5
-10
0.0
0.5
1.0
1.5
2.0
2.5
3.0
Time (h)

18
© 2022 Property of Aquestive Therapeutics, Inc.

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

AQST-109: Rapid Absorption With Comparable PK Under Various Administration Conditions In Part 3 of EPIPHAST Trial

- Study results for the sublingual administration of AQST-109 epinephrine sublingual film after consuming a peanut butter sandwich (right) demonstrate consistent performance
  - Consistent Tmax of 12 minutes
  - Comparable Cmax
  - Consistent partial AUC's

Mean Baseline Adjusted Epinephrine Concentration over Time by Treatment, DESF-AX-1-1 Part 3



AQST-109 12mg
AQST-109 12mg peanut butter
Baseline Adjusted Concentration (pg/mL)
600
500
400
300
200
100
0
0.0
0.5
1.0
1.5
2.0
2.5
3.0
Time (h)

19
© 2022 Property of Aquestive Therapeutics, Inc.

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. 20 AQST-109: Development Steps FDA confirmed that the 505(b)2 approval path is acceptable for AQST-109 Aquestive opened its Investigational New Drug (IND) after receiving FDA clearance in February 2022 Aquestive received Fast Track Designation for AQST-109 in March 2022 Three-part EPIPHAST study completed in June 2022 – Final Formulation and dose identified – Favorable comparison to Reference Listed Drug (RLD) in replicate design crossover study – Demonstrated robust performance across a variety of real-world conditions of use Topline data from repeat dosing comparative study of AQST-109 and 0.3 mg epinephrine auto injector to be announced by September 30, 2022 End-of-Phase 2 meeting set with the FDA in the fourth quarter of 2022 and commencing the pivotal PK study shortly thereafter © 2022 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. LibervantTM (diazepam) Buccal Film Update 21

Advancing medicines. Solving problems. Improving lives. 22 Seizure Cluster Acute Rescue Market • Availability of therapeutics candidates addressing the new routes of administration over the past three years was expected to nearly double the labeled rescue market1 • Approaching $230M in net revenue for 20222 • Potential to reach 450k Rxs this year at 1.4 units/Rx and $365/unit (net dollars)1 References: 1. Symphony Health, Metys®, July 2022. 2. Aquestive Therapeutics 2022 Data on File. A significant unmet need exists for additional delivery options, especially among adult patients © 2022 Property of Aquestive Therapeutics, Inc.  ‐  20,000  40,000  60,000  80,000  100,000  120,000 TO TA L  PR ES CR IP TI O N S PRESCRIPTIONS BY QUARTER VALTOCO® NAYZILAM® DIAZEPAM Pre-nasal spray launch baseline

Advancing medicines. Solving problems. Improving lives. Libervant Path to Launch Libervant LAUNCH • Currently anticipating January 2027 23 PDUFA Date • December 23, 2021 Tentative Approval Received • August 30, 2022 Potential Path Forward H2 2022 Engage with FDA on study design Conduct head-to-head study H1 2023 Submit study to FDA for review © 2022 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. Financial Summary (NASDAQ: AQST) 24 Capital • $8 million registered direct offering closed on June 8, 2022 • Available shelf registration and ATM Full Year 2022 Guidance (as of August 2, 2022) • Total revenues of approximately $46 to $49 million • Non-GAAP adjusted gross margins of approximately 70% to 75% • Non-GAAP adjusted EBITDA loss of approximately $37 to $43 million © 2022 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. Going Forward Continued leverage of expertise and technology • 5 FDA-approved products • Tentative approval of LIBERVANT granted and anticipated launch in 2027 25 Advance our novel epinephrine delivery platform AQST-109 • Q2: Completed EPIPHAST trial • Q3: Completed EPHIPHAST II trial • Q4: End-of-Phase 2 meeting with FDA planned in Q4 and commence pivotal PK study shortly thereafter AQST-108 • Identify additional product opportunities Identifying cash-generating opportunities • Continue strong business performance to generate cash • Appropriate use of ATM facility • Utilize shelf registration under favorable conditions © 2022 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. Thank You